UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 17, 2015
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2015, Sovran Self Storage, Inc. (the "Company"), through action of the Compensation Committee of the Company's Board of Directors (the "Committee"), made incentive awards to the Company's President, Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and Chief Operating Officer by grant of restricted stock awards and  performance-based awards under the terms of the Company's 2015 Award and Option Plan.   The restricted stock grants consist of long term incentive restricted stock awards vesting over a three year period.    The performance-based awards grant an award payable in shares of common stock of the Company based upon the Company’s relative total shareholder return over a 3 year period as compared to a defined peer group.    If threshold performance is not achieved, no shares will be awarded.  Provided threshold performance is achieved, an applicable percentage of the target number of shares between 50% and 200% will be awarded, with 50% of the target number of shares being awarded if threshold performance is achieved, 100% of the target number of shares being awarded if target performance is achieved and 200% of the target number of shares being awarded if maximum performance is achieved.

Details of awards made to each officer are set forth below:

Officer	Long Term Incentive Restricted Stock Awards1	Target Number of Performance Shares2

Kenneth F. Myszka, President	5,196 shares	5,196 shares
David L. Rogers, Chief Executive Officer	5,196 shares	5,196 shares
Andrew J. Gregoire, Chief Financial Officer	2,887 shares	2,887 shares
Paul T. Powell, Chief Investment Officer	2,887 shares	2,887 shares
Edward F. Killeen, Chief Operating Officer	2,887 shares	2,887 shares

(1)	Vest over 3 years.
(2)
No shares will be awarded if threshold performance is not achieved.  Provided threshold performance is achieved, an applicable percentage of the target number between 50% and 200% will be awarded, with 50% of the target number of shares being awarded upon threshold performance, 100% of the target number of shares being awarded upon target performance and 200% of the target number of shares being awarded  upon maximum performance.

The foregoing description of the long term incentive restricted stock awards and the performance-based awards are qualified in their entirety by the terms of the forms of Long Term Incentive Restricted Stock Award Notice and Performance-Based Award Notice, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, which exhibits are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Long Term Incentive Restricted Stock Award Notice
10.2	Form of Performance-Based Award Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December __, 2015	SOVRAN SELF STORAGE, INC. By /s/ ANDREW J. GREGOIRE Name: Andrew J. Gregoire Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Long Term Incentive Restricted Stock Award Notice
10.2	Form of Performance-Based Award Notice